Exhibit 32.1



                        CERTIFICATION

The undersigned as Chief Executive Officer and Chief Financial
Officer of the Company, does hereby certify that the foregoing
Quarterly Report of SCIENTIFIC INDUSTRIES, INC. (the "Company"), on Form 10-Q for the period ended December 31, 2014:

	(1)	Fully complies with the requirements of Section
13 or 15 (d) of the Securities Exchange Act of 1934; and

	(2)	Fairly presents, in all material respects, the
financial condition and results of operations of the Company.





February 13, 2015


/s/ Helena R. Santos

_________________
Helena R. Santos
Chief Executive Officer and Chief Financial Officer



A signed original of this written statement required by Section
906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange
Commission or its staff upon request.






















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